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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Select Funds Annual Report for the period ended December 31, 2010.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

December 31, 2010

Baron Funds®

Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund and Baron Real Estate Fund (the “Funds”) for the fiscal year ended December 31, 2010. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 24, 2011	Linda S. Martinson Chairman, President and Chief Operating Officer February 24, 2011	Peggy Wong Treasurer and Chief Financial Officer February 24, 2011

This Annual Financial Report is for the Baron Select Funds which currently has five series: Baron Partners Fund, Baron Focused Growth Fund (formerly, Baron Retirement Income Fund), Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund. Baron Emerging Markets Fund commenced operations on January 1, 2011 and, therefore, is not included in this report. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

767 Fifth Avenue

NY, NY 10153

212-583-2100

Baron Partners Fund	December 31, 2010

Baron Partners Fund

Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON PARTNERS FUND† IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2010

	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	31.52%	–3.48%	4.00%	6.32%	12.71%
Baron Partners Fund — Institutional Shares[1,2,3,4]	31.93%	–3.34%	4.09%	6.37%	12.74%
Russell Midcap Growth[1]	26.38%	0.97%	4.88%	3.12%	8.69%
S&P 500[1]	15.06%	–2.85%	2.29%	1.41%	8.27%

[1]

The Russell Midcap Growth Index and S&P 500 Index are unmanaged. The Russell Midcap Growth Index measures the performance of medium-sized companies classified as growth. The S&P 500 Index measures the performance of larger-cap equities in the stock market in general. The indexes and the Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years it was a partnership, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

December 31, 2010	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2010

Percent of Net Assets
FactSet Research Systems, Inc.	8.9%
Hyatt Hotels Corp. (Cl A)	8.3%
ITC Holdings Corp.	7.8%
Fastenal Co.	7.5%
Arch Capital Group, Ltd.	7.2%
Dick’s Sporting Goods, Inc.	6.6%
Charles Schwab Corp.	6.5%
MSCI, Inc. (Cl A)	6.0%
Edwards Lifesciences Corp.	5.2%
C.H. Robinson Worldwide, Inc.	4.7%
68.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2010†

(as a percentage of long positions)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2010, Baron Partners Fund (Retail Shares) gained 31.52%, outperforming both the Russell Midcap Growth Index, up 26.38%, and the S&P 500 Index, up 15.06%.

Baron Partners Fund has performed well since its conversion to an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion through December 31, 2010, the Fund gained an annualized 13.76%. This compares to an annualized 10.80% for the Russell Midcap Growth and 6.32% for the S&P 500. Since its inception on January 31, 1992, the Fund also has outperformed, gaining an annualized 12.71%*. This compares to 8.69% for the Russell Midcap Growth and 8.27% for the S&P 500.

Baron Partners Fund uses value purchase disciplines to invest in all-cap companies that we believe have significant long-term growth opportunities. We believe that our independent research will identify investment opportunities that are attractively priced relative to their future prospects. However, Baron Partners Fund is different from most of the other Baron Funds with its non-diversified portfolio and its ability to leverage, which are more risky investment strategies.

The market achieved a 52-week high in December, overcoming declines in May and June and a choppy third quarter. At the end of the year, with fear of a “double-dip” recession abated, U.S. stock prices were within 14% of their value at the market peak in October, 2007.

Economic recovery continues, with corporate profits and GDP growth on the rise. The “bellwether” auto and housing industries are delivering positive news. Even with the recent positive movement of the U.S. stock market, we think stocks remain inexpensive relative to their earnings growth potential and are poised for multiple expansion. Investors are regaining confidence in the equity markets as net flows to small- and mid-cap growth funds were positive in the fourth quarter for the first time since April.

Buoyed by strong financial results, FactSet Research Systems, Inc. made the largest contribution to the Fund’s performance in 2010. For the 12 months ended in November, the company grew its seat count by almost 17%, well ahead of industry growth that we estimate at less than 5%. We believe that FactSet is continuing to benefit from improved spending on market data systems, market-share gains due to its superior product offerings, growing adoption of its new fixed-income tools, and the launch of proprietary content. The company is continuing to roll out its next-generation platform, which is designed to widen the company’s technological edge, lower barriers to adoption, and increase utilization.

Strayer Education, Inc., a 115-year-old provider of post-secondary education, was the largest detractor from Fund performance in 2010. New Gainful Employment rules, expected to be released in early 2011, together with a slowdown in enrollment, resulted in sharp stock-price declines. Given its emphasis on academic quality, strong student outcomes, programmatic diversity, more measured historic enrollment growth, long history of regulatory compliance, and its somewhat selective admission practices, we continue to believe that Strayer is favorably positioned in the sector.

In 2011, the Fund expects to continue to invest in securities of businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

*	Please see Footnote 2 on page 2.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Focused Growth Fund	December 31, 2010

Baron Focused Growth Fund

Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON FOCUSED GROWTH FUND† IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2010

	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3,5]	25.17%	0.68%	8.29%	8.53%	11.89%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4,5]	25.39%	0.77%	8.35%	8.57%	11.91%
Russell 2500 Growth[1]	28.86%	2.21%	5.63%	4.19%	5.76%
S&P 500[1]	15.06%	–2.85%	2.29%	1.41%	6.29%

[1]

The Russell 2500 Growth Index and S&P 500 Index are unmanaged. The Russell 2500 Growth Index measures the performance of small to medium-sized companies that are classified as growth. The S&P 500 Index measures the performance of larger cap equities in the stock market in general. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. Prior to 2003, the predecessor partnership charged a 15% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years it was a partnership, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]

The Fund had a distribution policy, which required the Fund to pay a minimum annual distribution of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year. All or a portion of the 4% annual distribution was a return of capital for the fiscal years ended December 31, 2009 and December 31, 2008. This distribution policy has been terminated as of December 31, 2010.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

December 31, 2010	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2010

Percent of Net Assets
MSCI, Inc. (Cl A)	6.4%
Genesee & Wyoming, Inc. (Cl A)	5.8%
Hyatt Hotels Corp. (Cl A)	5.1%
Verisk Analytics, Inc. (Cl A)	4.8%
Molycorp, Inc.	4.4%
Dick’s Sporting Goods, Inc.	4.1%
SM Energy Co.	3.9%
Concho Resources, Inc.	3.9%
Choice Hotels International, Inc.	3.8%
Anhanguera Educacional Participacoes SA	3.7%
45.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2010†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2010, Baron Focused Growth Fund (Retail Shares) gained 25.17%, compared to a 28.86% gain for the Russell 2500 Growth Index and a 15.06% gain for the S&P 500 Index.

The Fund converted to an open-end mutual fund on June 30, 2008. In the period since the Fund’s conversion through December 31, 2010, the Fund gained an annualized 4.64% versus an annualized 6.08% for the Russell 2500 Growth and 1.61% for the S&P 500.

The Fund has performed well for the five and ten-year periods ended December 31, 2010, as well as since its inception. For the five-year period ended December 31, 2010, the Fund gained an annualized 8.29% versus an annualized 5.63% for the Russell 2500 Growth Index and an annualized 2.29% for the S&P 500 Index. For the ten years ended December 31, 2010, the Fund gained an annualized 8.53% versus an annualized 4.19% for the Russell 2500 Growth Index and an annualized 1.41% for the S&P 500 Index.

Since its inception on May 31, 1996 to December 31, 2010, the Fund also outperformed its comparative indexes, gaining an annualized 11.89%* compared to an annualized 5.76% for the Russell 2500 Growth and 6.29% for the S&P 500.

The Fund has achieved these returns while assuming less risk than the overall market as measured by the Russell 2500 Growth Index. For the five-year period ended December 31, 2010, the Fund’s Beta was 0.91. Since the Fund’s inception on May 31, 1996 through December 31, 2010, the Fund’s Beta was 0.77. Beta is a measure of the Fund’s volatility, or systematic risk, compared to the market as a whole.

Baron Focused Growth Fund invests in a focused portfolio of companies that we believe are well capitalized with exceptional management, significant growth potential, and sustainable barriers to competition. We seek to invest in companies that we believe will double in size within four or five years. Of course there can be no assurance that the Adviser will be successful in achieving its goals.

The market achieved a 52-week high in December, overcoming declines in May and June and a choppy third quarter. At the end of the year, with fear of a “double-dip” recession abated, U.S. stock prices were within 14% of their value at the market peak in October, 2007.

Economic recovery continues, with corporate profits and GDP growth on the rise. The “bellwether” auto and housing industries are delivering positive news. Even with the recent positive movement of the U.S. stock market, we think stocks remain inexpensive relative to their earnings growth potential and are poised for multiple expansion. Investors are regaining confidence in the equity markets as net flows to small and mid-cap growth funds were positive in the fourth quarter for the first time since April.

Genesee & Wyoming, Inc., a leading short-line railroad, was the leading contributor to the Fund’s performance in 2010. The company reported strong, double-digit growth in carload volumes, increased prices and announced a significant new acquisition. In June, Genesee said it would acquire an Australian rail line that is poised to benefit from several mining projects with key export customers in China and India. Combined with Genesee’s existing Australian business, we expect the new line will boost international revenue to roughly one-third of the company’s total business, offering good diversity and leverage to secular growth drivers in emerging Asian markets.

Charles Schwab, a leading discount brokerage, was the Fund’s most significant detractor. Low interest rates resulted in the company earning a lower net interest margin on client cash balances, as well as the company waiving a significant portion of its asset management fees to avoid a negative yield on its money market funds. In the fourth quarter, interest rates rallied significantly, which bodes well for an improvement in Charles Schwab’s earnings power in 2011.

This non-diversified Fund utilizes value purchase disciplines when investing in small and mid-sized growth companies that we believe have significant long-term growth opportunities. We believe that our independent research will identify investment opportunities that are attractively priced relative to their future prospects.

In 2011, the Fund expects to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

*	Please see Footnote 2 on page 4.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron International Growth Fund	December 31, 2010

Baron International Growth Fund

Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON INTERNATIONAL GROWTH FUND† IN RELATION TO THE MSCI AC WORLD EX USA IMI GROWTH NET (USD) INDEX AND THE MSCI AC WORLD EX USA NET (USD) INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2010

	One Year	Since Inception (December 31, 2008)
Baron International Growth Fund — Retail Shares[1,2]	24.22%	34.06%
Baron International Growth Fund — Institutional Shares[1,2,3]	24.54%	34.33%
MSCI AC World ex USA IMI Growth Net (USD)[1]	15.90%	27.79%
MSCI AC World ex USA Net (USD)[1]	11.15%	25.39%

[1]

The MSCI AC World ex USA indexes are an unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI AC World ex USA IMI Growth Net Index measures the equity market performance of large, mid, and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI AC World ex USA Net Index measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

December 31, 2010	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2010

Percent of Net Assets
NII Holdings, Inc.	3.2%
Fanuc, Ltd.	2.8%
Sony Financial Holdings, Inc.	2.7%
Symrise AG	2.6%
TOTVS SA	2.4%
Ingenico SA	2.4%
Compagnie Financiere Richemont SA	2.3%
China-Biotics, Inc.	2.3%
Wynn Macau, Ltd.	2.2%
Julius Baer Group, Ltd.	2.2%
25.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2010†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron International Growth Fund (Retail Shares) gained 24.22% for the year ended December 31, 2010, significantly outperforming both of its comparative indexes. The MSCI AC World ex USA IMI Growth Net Index gained 15.90% while the MSCI AC World ex USA Net Index gained 11.15%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size, but expects to focus on small- and mid-sized growth companies with market capitalization of $10 billion or less at the time of purchase. The Fund seeks to purchase companies with the potential to increase in value 100% within four to five years based on our evaluation of the company’s prospects for future growth, profitability and competitive advantages. Of course, there can be no assurance that the Adviser will be successful in achieving its goals.

The markets’ steep second-quarter declines were erased in the second half of the year as concern over the European debt crisis eased, fear of a “double-dip” recession abated and the Federal Reserve indicated it would engage in additional qualitative easing, if necessary, to prevent deflation. For the first time in a while, and particularly in a strong equity market, the developed world markets began to outperform the developing markets. This phenomenon could continue for an extended period if, as we suspect, it is a consequence of vanquishing fears of deflation in the U.S.

Kingdee International Software Group, China’s No. 2 Enterprise Resource Planning (ERP) software and service provider, was the Fund’s largest contributor in 2010. The company focuses on small and medium-size companies. Kingdee appreciated more than 150%, mainly due to China’s need to improve productivity and efficiency. China’s ERP market is growing 3.5 times faster than world’s average. With its strong technology and local knowledge, we think Kingdee is well positioned to take advantage of a significant growth opportunity.

Thales SA was the Fund’s largest detractor in 2010. We were attracted to Thales given its position as a world-class defense electronics, aerospace and security systems contractor and the potential for significant margin expansion. During 2009, the Company announced a major restructuring review that resulted in potentially material write-downs of existing contracts. Considering the balance of opportunity and risk, we chose to sell Thales in favor of more compelling ideas.

The Fund expects to continue making investments in non-U.S. companies that we believe have superior long-term growth prospects. The Adviser believes that there are exciting business prospects that are driven by the increasing demand for consumer goods and services in developing countries, which we think creates growth opportunities for both local businesses in those countries as well as for companies in developed countries that can help satisfy that demand.

†	Industry sector or sub-industry group levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Real Estate Fund	December 31, 2010

Baron Real Estate Fund
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON REAL ESTATE FUND† IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE NET INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2010

	One Year	Since Inception (December 31, 2009)
Baron Real Estate Fund — Retail Shares[1,2]	26.60%	26.60%
Baron Real Estate Fund — Institutional Shares[1,2]	26.90%	26.90%
MSCI USA IMI Extended Real Estate Net[1]	24.81%	24.81%
S&P 500[1]	15.06%	15.06%

[1]

The MSCI USA IMI Extended Real Estate Net Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 measures the performance of larger cap U.S. equities in the stock market in general. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses without which performance would have been lower.

†	Performance information reflects results of the Retail shares.

1.800.99 BARON

www.BaronFunds.com

©2011 All Rights Reserved

December 31, 2010	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2010

Percent of Net Assets
Brookfield Asset Management, Inc. (Cl A)	3.1%
RealPage, Inc.	2.9%
Penn National Gaming, Inc.	2.6%
Brookdale Senior Living, Inc.	2.5%
Targa Resources Corp.	2.5%
SBA Communications Corp. (Cl A)	2.5%
Hyatt Hotels Corp. (Cl A)	2.4%
Wyndham Worldwide Corp.	2.4%
Forest City Enterprises, Inc. (Cl A)	2.3%
Carnival Corp.	2.2%
25.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2010†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Real Estate Fund (Retail Shares) gained 26.60% in its first full year of operation ended December 31, 2010, outperforming both of its comparative indexes. The MSCI USA IMI Extended Real Estate Net Index gained 24.81% and the S&P 500 Index gained 15.06%

Baron Real Estate Fund is a non-diversified fund that invests primarily in securities of real estate and real estate-related companies of all sizes. The Fund seeks to invest in well managed companies that the Adviser believes have significant long-term growth opportunities. Unlike many other real estate funds that invest primarily in real estate investment trusts (REITs), the Fund expands its investment universe to include a more comprehensive group of real estate and real estate-related companies. These include home builders, hotels, manufacturers of building supplies and products, retailers with significant real estate holdings, real estate service companies, real estate operating companies, and infrastructure-related companies.

Baron Real Estate Fund invests in securities that we believe have favorable price-to-value characteristics, are well managed, have significant long-term growth prospects, have significant barriers to competition and are attractively priced relative to the Adviser’s assessment of the businesses’ long-term growth prospects, future cash flows and asset values.

In 2010, strong business conditions and economic prosperity were not absolute prerequisites for strong performance in real estate. Despite the difficult economic environment, several categories of real estate companies generated solid returns. These include office, apartment, retail, hotel, industrial, select homebuilder, and certain other real estate-related categories.

Some of the factors that contributed to positive performance are: business conditions bottomed across a number of real estate categories; interest rates fell (the 10-year treasury reached 2.41%!) making costs of borrowing attractive; high dividend paying companies, like REITs, were appealing in a world of low returns on savings and investment; the long-term nature of the revenue streams for several real estate categories (i.e., multi-year leases) became attractive to investors in an uncertain economic environment; and valuations were favorable for certain real estate-related companies.

RealPage, Inc. was the largest contributor to Fund performance in 2010. Its shares more than doubled since its mid-August IPO. RealPage sells a comprehensive suite of property management software and analytical tools for the rental housing industry, all delivered on a SaaS (software as a service) basis. Investors were enthusiastic over the company’s vast addressable market opportunity, scalable margin structure, robust free cash flow generation, and defensible market position. We believe that RealPage’s addressable market opportunity is in excess of $5 billion annually, or more than 25 times larger than the company’s current revenue base.

Equinix, Inc. was the largest detractor from Fund performance in 2010. Shares were volatile throughout the year before selling off sharply in October, following the company’s announcement that it would miss both third-quarter and full-year 2010 revenue expectations by 1% to 2%. This focused additional attention on pricing concessions for certain magnet customers, and a slightly elevated level of client churn. We continue to perform rigorous due diligence and remain comfortable that the company maintains a solid competitive advantage in its core, interconnection-focused offering and remains undervalued relative to what appears to be a solid, multi-year opportunity.

In 2011, the Adviser expects to continue to establish positions in “best-in-class” real estate companies that we believe have talented management, are well positioned against competitors and are attractively priced.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Partners Fund	December 31, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2010

Shares		Cost	Value
Common Stocks (123.23%)
Consumer Discretionary (33.68%)
	Broadcasting (2.89%)
950,000	Discovery Communications, Inc., Cl A1	$23,332,159	$39,615,000

	Casinos & Gaming (2.69%)
1,050,000	Penn National Gaming, Inc.[1]	31,457,686	36,907,500

	Education Services (5.59%)
275,000	Anhanguera Educacional Participacoes SA (Brazil)[2]	5,872,171	6,626,506
825,000	DeVry, Inc.	35,163,137	39,583,500
200,000	Strayer Education, Inc.	22,931,492	30,444,000

		63,966,800	76,654,006

	Hotels, Resorts & Cruise Lines (11.85%)
450,000	Carnival Corp.[2]	17,814,673	20,749,500
2,500,000	Hyatt Hotels Corp., Cl A1	66,878,141	114,400,000
450,000	Starwood Hotels & Resorts Worldwide, Inc.	24,409,170	27,351,000

		109,101,984	162,500,500

	Leisure Facilities (4.10%)
1,081,800	Vail Resorts, Inc.[1]	34,304,772	56,296,872

	Specialty Stores (6.56%)
2,400,000	Dick’s Sporting Goods, Inc.[1]	38,814,999	90,000,000

Total Consumer Discretionary		300,978,400	461,973,878

Energy (7.11%)
	Oil & Gas Drilling (2.48%)
700,000	Helmerich & Payne, Inc.	16,484,771	33,936,000

	Oil & Gas Exploration & Production (4.63%)
725,000	Concho Resources, Inc.[1]	30,513,642	63,560,750

Total Energy		46,998,413	97,496,750

Financials (23.80%)
	Asset Management & Custody Banks (1.93%)
875,000	Eaton Vance Corp.	23,431,074	26,451,250

	Investment Banking & Brokerage (6.55%)
5,250,000	Charles Schwab Corp.	56,269,218	89,827,500

	Reinsurance (7.22%)
1,125,000	Arch Capital Group, Ltd.[1,2]	54,553,658	99,056,250

	Specialized Finance (8.10%)
1,650,000	Interactive Brokers Group, Inc., Cl A1	25,308,214	29,403,000
2,100,000	MSCI, Inc., Cl A1	57,146,328	81,816,000

		82,454,542	111,219,000

Total Financials		216,708,492	326,554,000

Health Care (13.51%)
	Health Care Equipment (9.42%)
875,000	Edwards Lifesciences Corp.[1]	20,361,601	70,735,000
250,000	IDEXX Laboratories, Inc.[1]	15,397,555	17,305,000
160,000	Intuitive Surgical, Inc.[1]	42,124,119	41,240,000

		77,883,275	129,280,000

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Health Care Facilities (4.09%)
1,500,000	Community Health Systems, Inc.[1]	$40,771,130	$56,055,000

Total Health Care		118,654,405	185,335,000

Industrials (22.85%)
	Air Freight & Logistics (6.27%)
800,000	C. H. Robinson Worldwide, Inc.	20,066,739	64,152,000
400,000	Expeditors International of Washington, Inc.	10,195,163	21,840,000

		30,261,902	85,992,000

	Diversified Support Services (2.35%)
1,400,000	Ritchie Bros. Auctioneers, Inc.[2]	34,297,483	32,270,000

	Research & Consulting Services (6.70%)
500,000	CoStar Group, Inc.[1]	19,068,649	28,780,000
1,850,000	Verisk Analytics, Inc., Cl A1	51,366,473	63,048,000

		70,435,122	91,828,000

	Trading Companies & Distributors (7.53%)
1,725,000	Fastenal Co.	61,849,446	103,344,750

Total Industrials		196,843,953	313,434,750

Information Technology (10.65%)
	Application Software (8.89%)
1,300,000	FactSet Research Systems, Inc.	74,181,103	121,888,000

	Data Processing & Outsourced Services (1.22%)
900,000	Western Union Co.	15,582,921	16,713,000

	Home Entertainment Software (0.54%)
600,000	Activision Blizzard, Inc.	6,638,244	7,464,000

Total Information Technology		96,402,268	146,065,000

Materials (3.84%)
	Diversified Metals & Mining (1.64%)
450,075	Molycorp, Inc.[1]	18,465,143	22,458,742

	Specialty Chemicals (2.20%)
600,000	Ecolab, Inc.	22,391,513	30,252,000

Total Materials		40,856,656	52,710,742

Utilities (7.79%)
	Electric Utilities (7.79%)
1,725,000	ITC Holdings Corp.	58,794,451	106,915,500

Total Common Stocks		1,076,237,038	1,690,485,620

10	See Notes to Financial Statements.

December 31, 2010	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2010

Shares		Cost	Value
Private Equity Investments (2.24%)
Consumer Discretionary (0.57%)
	Hotels, Resorts & Cruise Lines (0.57%)
3,900,000	Kerzner International Holdings, Ltd., Cl A1,2,3,4,6	$39,000,000	$7,800,000

Financials (1.67%)
	Asset Management & Custody Banks (1.67%)
6,014,997	Windy City Investments Holdings LLC[1,3,4,6]	38,319,447	22,856,987

Total Private Equity Investments		77,319,447	30,656,987

Principal Amount
Short Term Investments (0.01%)
$133,335	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2010, 0.04% due 01/03/2011; Proceeds at maturity - $133,336; (Fully collateralized by U.S. Treasury Note, 1.25% due 10/31/2015; Market value - $140,469)[5]	133,335	133,335

Total Investments (125.48%)		$1,153,689,820	1,721,275,942

Liabilities Less Cash and Other Assets (-25.48%)			(349,473,717)

Net Assets			$1,371,802,225

Retail Shares (Equivalent to $20.57 per share based on 60,847,931 shares outstanding)			$1,251,912,829

Institutional Shares (Equivalent to $20.66 per share based on 5,803,391 shares outstanding)			$119,889,396

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2010, the market value of restricted and fair valued securities amounted to $30,656,987 or 2.24% of net assets. None of these securities are deemed liquid. See Note 6 regarding restricted securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

See Notes to Financial Statements.	11

Baron Focused Growth Fund	December 31, 2010

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2010

Shares		Cost	Value
Common Stocks (99.12%)
Consumer Discretionary (22.96%)
	Education Services (6.84%)
140,557	Anhanguera Educacional Participacoes SA (Brazil)[2]	$2,091,343	$3,386,916
35,000	DeVry, Inc.	1,497,572	1,679,300
7,500	Strayer Education, Inc.	1,179,518	1,141,650

		4,768,433	6,207,866

	Hotels, Resorts & Cruise Lines (8.84%)
90,000	Choice Hotels International, Inc.	2,969,235	3,444,300
100,000	Hyatt Hotels Corp., Cl A1	2,666,530	4,576,000

		5,635,765	8,020,300

	Internet Retail (3.15%)
50,000	Blue Nile, Inc.[1]	1,951,755	2,853,000

	Specialty Stores (4.13%)
100,000	Dick’s Sporting Goods, Inc.[1]	1,630,006	3,750,000

Total Consumer Discretionary		13,985,959	20,831,166

Consumer Staples (1.90%)
	Household Products (1.90%)
25,000	Church & Dwight Co., Inc.	1,274,171	1,725,500

Energy (10.16%)
	Oil & Gas Drilling (2.40%)
45,000	Helmerich & Payne, Inc.	1,763,828	2,181,600

	Oil & Gas Exploration & Production (7.76%)
40,000	Concho Resources, Inc.[1]	1,202,056	3,506,800
60,000	SM Energy Co.	3,438,184	3,535,800

		4,640,240	7,042,600

Total Energy		6,404,068	9,224,200

Financials (13.71%)
	Asset Management & Custody Banks (2.00%)
60,000	Eaton Vance Corp.	962,587	1,813,800

	Reinsurance (2.91%)
30,000	Arch Capital Group, Ltd.[1,2]	1,469,556	2,641,500

	Specialized Finance (8.80%)
120,000	Interactive Brokers Group, Inc., Cl A1	1,882,249	2,138,400
150,000	MSCI, Inc., Cl A1	3,990,189	5,844,000

		5,872,438	7,982,400

Total Financials		8,304,581	12,437,700

Health Care (15.12%)
	Health Care Distributors (2.37%)
35,000	Henry Schein, Inc.[1]	1,394,758	2,148,650

	Health Care Equipment (4.91%)
38,000	Edwards Lifesciences Corp.[1]	1,057,771	3,071,920
20,000	IDEXX Laboratories, Inc.[1]	1,211,865	1,384,400

		2,269,636	4,456,320

	Health Care Facilities (2.88%)
70,000	Community Health Systems, Inc.[1]	1,210,356	2,615,900

	Health Care Technology (2.13%)
100,000	Allscripts Healthcare Solutions, Inc.[1]	1,756,017	1,927,000

	Life Sciences Tools & Services (2.83%)
17,000	Mettler-Toledo International, Inc.[1]	797,334	2,570,570

Total Health Care		7,428,101	13,718,440

Shares		Cost	Value
Common Stocks (continued)
Industrials (19.38%)
	Air Freight & Logistics (3.53%)
40,000	C. H. Robinson Worldwide, Inc.	$1,466,812	$3,207,600

	Diversified Support Services (1.90%)
75,000	Ritchie Bros. Auctioneers, Inc.[2]	1,866,297	1,728,750

	Railroads (5.84%)
100,000	Genesee & Wyoming, Inc., Cl A1	3,101,975	5,295,000

	Research & Consulting Services (4.81%)
128,050	Verisk Analytics, Inc., Cl A1	3,651,694	4,363,944

	Trading Companies & Distributors (3.30%)
50,000	Fastenal Co.	2,169,716	2,995,500

Total Industrials		12,256,494	17,590,794

Information Technology (9.44%)
	Application Software (8.37%)
30,000	ANSYS, Inc.[1]	658,716	1,562,100
35,000	FactSet Research Systems, Inc.	1,982,041	3,281,600
75,000	Pegasystems, Inc.	2,140,474	2,747,250

		4,781,231	7,590,950

	Communications Equipment (1.07%)
25,000	Polycom, Inc.[1]	1,001,143	974,500

Total Information Technology		5,782,374	8,565,450

Materials (4.40%)
	Diversified Metals & Mining (4.40%)
80,000	Molycorp, Inc.[1]	2,220,549	3,992,000

Utilities (2.05%)
	Electric Utilities (2.05%)
30,000	ITC Holdings Corp.	1,552,701	1,859,400

Total Common Stocks		59,208,998	89,944,650

Principal Amount
Short Term Investments (0.87%)
$790,401	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2010, 0.04% due 01/03/2011; Proceeds at maturity - $790,404; (Fully collateralized by U.S. Treasury Note, 2.125% due 12/31/2015; Market value - $833,113)[3]	790,401	790,401

Total Investments (99.99%)		$59,999,399	90,735,051

Cash and Other Assets Less Liabilities (0.01%)			7,336

Net Assets			$90,742,387

Retail Shares (Equivalent to $9.85 per share based on 4,709,277 shares outstanding)			$46,385,376

Institutional Shares (Equivalent to $9.88 per share based on 4,488,831 shares outstanding)			$44,357,011

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

12	See Notes to Financial Statements.

December 31, 2010	Baron International Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2010

Shares		Cost	Value
Common Stocks (93.86%)
Australia (1.11%)
115,000	Wotif.com Holdings, Ltd.	$471,689	$585,758

Austria (1.42%)
19,000	bwin Interactive Entertainment AG5	1,023,278	750,825

Brazil (8.06%)
40,000	Anhanguera Educacional Participacoes SA	525,991	963,856
48,000	Companhia Hering SA	310,331	780,723
32,000	Itau Unibanco Holding SA, ADR	507,851	768,320
45,000	Restoque Comercio e Confeccoes de Roupas SA2	63,654	463,554
12,500	TOTVS SA	325,803	1,272,590

Total Brazil		1,733,630	4,249,043

Canada (2.70%)
70,000	Kirkland Lake Gold, Inc.[1]	508,906	1,124,308
13,000	Ritchie Bros. Auctioneers, Inc.[2]	262,486	299,650

Total Canada		771,392	1,423,958

China (12.32%)
40,000	Bona Film Group, Ltd., ADR[1]	324,885	218,000
30,000	China Automotive Systems, Inc.[1,2]	384,636	408,000
83,000	China-Biotics, Inc.[1,2,3]	1,020,538	1,220,100
41,000	E-Commerce China Dangdang, Inc., ADR[1]	656,000	1,109,870
25,000	Harbin Electric, Inc.[1]	436,979	433,750
2,003,800	Kingdee International Software Group Co., Ltd.	238,789	1,123,992
65,000	Origin Agritech, Ltd.[1]	577,929	692,250
190,000	Shandong Weigao Group Medical Polymer Co., Ltd.	249,563	537,773
20,000	Tencent Holdings, Ltd.	272,772	439,996
121,500	Tingyi Holding Corp.	137,065	314,192

Total China		4,299,156	6,497,923

France (4.56%)
6,020	Edenred[1]	83,136	142,509
14,000	Eurofins Scientific	869,424	1,008,372
34,650	Ingenico SA	653,238	1,254,574

Total France		1,605,798	2,405,455

Germany (6.24%)
13,000	Gerresheimer AG1,5	292,731	571,385
37,500	QIAGEN N.V.[1,2]	795,798	733,125
50,000	Symrise AG5	705,337	1,370,004
7,530	Wincor Nixdorf AG5	358,783	616,399

Total Germany		2,152,649	3,290,913

Hong Kong (2.22%)
525,000	Wynn Macau, Ltd.[1,2]	689,724	1,172,550

India (1.77%)
35,000	Financial Technologies , Ltd.	853,268	699,765
50,000	Jain Irrigation Systems, Ltd.	246,540	235,492

Total India		1,099,808	935,257

Ireland (1.75%)
30,000	Ryanair Holdings plc, ADR	779,604	922,800

Italy (1.89%)
200,000	Amplifon SpA[5]	1,035,184	996,747

Japan (12.92%)
30,000	Bridgestone Corp.[5]	576,956	577,469
22,000	Canon, Inc., ADR	769,004	1,129,480

Shares		Cost	Value
Common Stocks (continued)
Japan (continued)
9,500	Fanuc, Ltd.[5]	$808,893	$1,452,135
55,000	Kubota Corp.[5]	495,367	518,161
22,000	Softbank Corp.[5]	744,863	758,570
350	Sony Financial Holdings, Inc.[5]	1,122,484	1,409,567
2,500	Yahoo! Japan Corp.[5]	815,100	966,319

Total Japan		5,332,667	6,811,701

Korea, Republic Of (2.21%)
1,350	LG Household & Health Care, Ltd.[1,5]	367,341	464,186
3,500	NHN Corp.[1,5]	585,056	698,667

Total Korea, Republic Of		952,397	1,162,853

Mexico (2.16%)
289,600	Compartamos SAB de CV (formerly, Banco Compartamos SA de CV)[1]	128,306	629,851
210,000	Genomma Lab Internacional SA1	336,612	509,781

Total Mexico		464,918	1,139,632

Norway (0.91%)
425,000	Sevan Marine ASA[1,5]	592,703	479,406

Peru (1.35%)
6,000	Credicorp, Ltd.	346,447	713,460

Spain (1.15%)
23,000	Telvent GIT SA1,2	580,682	607,660

Switzerland (8.88%)
21,000	Compagnie Financiere Richemont SA5	380,490	1,234,880
9,500	GAM Holding, Ltd.[1,5]	55,338	157,032
25,000	Julius Baer Group, Ltd.[5]	658,587	1,170,576
5,000	Sonova Holding AG5	635,075	644,532
1,200	Swatch Group AG-BR5	407,743	535,045
16,000	Syngenta AG, ADR	769,642	940,480

Total Switzerland		2,906,875	4,682,545

United Kingdom (9.92%)
450,000	Borders & Southern Petroleum plc[1,2]	407,229	442,005
90,000	Cairn Energy plc[1]	279,673	589,340
200,000	Caparo Energy, Ltd.[1]	366,401	349,238
75,000	Experian plc	476,937	933,121
30,000	Intertek Group plc	533,516	830,220
25,000	Micro Focus International plc	136,575	151,505
130,000	PartyGaming plc[1]	534,755	416,513
25,000	Premier Oil plc[1]	466,957	760,061
28,125	Standard Chartered plc	611,130	756,626

Total United Kingdom		3,813,173	5,228,629

United States (10.32%)
12,000	Agilent Technologies, Inc.[1]	181,967	497,160
5,000	Arch Capital Group, Ltd.[1]	293,022	440,250
8,000	Core Laboratories N.V.	351,996	712,400
6,000	Liberty Global, Inc., Cl A1	89,578	212,280
50,000	Net 1 UEPS Technologies, Inc.[1]	632,847	613,000
38,000	NII Holdings, Inc.[1]	1,112,005	1,697,080
12,000	Schweitzer-Mauduit International, Inc.	542,139	755,040
10,000	Solera Holdings, Inc.	232,074	513,200

Total United States		3,435,628	5,440,410

Total Common Stocks		34,087,402	49,497,525

See Notes to Financial Statements.	13

Baron International Growth Fund	December 31, 2010

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2010

Principal Amount		Cost	Value
Short Term Investments (7.65%)
$2,754,252	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2010, 0.04% due 01/03/2011; Proceeds at maturity - $2,754,261; (Fully collateralized by U.S. Treasury Note, 1.25% - due 10/31/2015; Market value - $2,896,563)[5]	$2,754,252	$2,754,252
1,280,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2010, 0.04% due 01/03/2011; Proceeds at maturity - $1,280,004; (Fully collateralized by U.S. Treasury Note, 1.25% - due 10/31/2015; Market value - $1,346,563)[4,5]	1,280,000	1,280,000

Total Short Term Investments		4,034,252	4,034,252

Total Investments (101.51%)		$38,121,654	53,531,777

Liabilities Less Cash and Other Assets (-1.51%)			(797,735)

Net Assets			$52,734,042

Retail Shares (Equivalent to $17.29 per share based on 886,987 shares outstanding)			$15,337,532

Institutional Shares (Equivalent to $17.36 per share based on 2,153,789 shares outstanding)			$37,396,510

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	The Adviser has classified certain securities into this country. MSCI does not currently provide a classification for these securities.
[3]

All or a portion of this security is on loan. The value of all securities loaned at December 31, 2010 amounted to $1,176,000, which represents 2.23% of net assets. See Note 2(d) regarding “Securities Lending.”

[4]	Represents security purchased with the cash collateral received for security on loan.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

Summary of Investments by Sector as of December 31, 2010	Percentage of Net Assets

Information Technology	19.1%

Consumer Discretionary	17.9

Financials	11.5

Industrials	10.9

Health Care	10.4

Materials	7.9

Energy	5.7

Consumer Staples	5.1

Telecommunication Services	4.7

Utilities	0.7

Cash and Cash Equivalents*	6.1
100.0%

*	Includes short term investments.

14	See Notes to Financial Statements.

December 31, 2010	Baron Real Estate Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2010

Shares		Cost	Value
Common Stocks (96.27%)
Consumer Discretionary (24.79%)
	Casinos & Gaming (3.69%)
1,950	Las Vegas Sands Corp.[1]	$45,107	$89,603
6,570	Penn National Gaming, Inc.[1]	184,386	230,935

		229,493	320,538

	Home Furnishings (1.02%)
1,560	Mohawk Industries, Inc.[1]	74,942	88,546

	Home Improvement Retail (1.33%)
4,650	Lumber Liquidators Holdings, Inc.[1]	105,962	115,831

	Homebuilding (2.34%)
2,825	Brookfield Homes Corp.[1]	19,810	26,555
7,400	Lennar Corp., Cl A	120,273	138,750
2,010	Toll Brothers, Inc.[1]	37,284	38,190

		177,367	203,495

	Hotels, Resorts & Cruise Lines (12.56%)
4,150	Carnival Corp.[2]	165,209	191,356
42,350	Great Wolf Resorts, Inc.[1]	108,504	110,957
4,625	Hyatt Hotels Corp., Cl A1	160,352	211,640
48,000	Mandarin Oriental International, Ltd. (Singapore)[2]	79,018	99,360
10,050	Morgans Hotel Group Co.[1]	54,391	91,154
3,000	Starwood Hotels & Resorts Worldwide, Inc.	133,513	182,340
6,850	Wyndham Worldwide Corp.	192,477	205,226

		893,464	1,092,033

	Household Appliances (1.98%)
2,565	Stanley Black & Decker, Inc.	143,510	171,522

	Leisure Facilities (1.87%)
3,128	Vail Resorts, Inc.[1]	123,309	162,781

Total Consumer Discretionary		1,748,047	2,154,746

Energy (3.90%)
	Oil & Gas Storage & Transportation (3.90%)
5,000	PAA Natural Gas Storage LP	108,621	124,700
8,000	Targa Resources Corp.[1]	184,180	214,480

Total Energy		292,801	339,180

Financials (45.07%)
	Diversified Capital Markets (1.50%)
13,450	HFF, Inc., Cl A1	129,198	129,927

	Diversified Real Estate Activities (6.97%)
8,005	Brookfield Asset Management, Inc., Cl A2	192,124	266,486
11,550	Campus Crest Communities, Inc.	144,565	161,931
8,100	St. Joe Co.[1]	163,532	176,985

		500,221	605,402

	Diversified REITs (3.80%)
8,350	Colonial Properties Trust	122,502	150,717
2,160	Vornado Realty Trust	154,494	179,993

		276,996	330,710

	Industrial REITs (2.85%)
4,200	AMB Property Corp.	98,989	133,182
7,950	ProLogis	82,757	114,798

		181,746	247,980

	Mortgage REITs (2.00%)
8,100	Starwood Property Trust, Inc.	156,573	173,988

	Office REITs (4.20%)
4,200	Corporate Office Properties Trust	143,633	146,790
7,800	Douglas Emmett, Inc.	113,562	129,480
1,315	SL Green Realty Corp.	65,748	88,776

		322,943	365,046

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Real Estate Operating Companies (2.33%)
12,150	Forest City Enterprises, Inc., Cl A1	$159,219	$202,783

	Real Estate Services (1.52%)
6,450	CB Richard Ellis Group, Inc., Cl A1	88,156	132,096

	Residential REITs (4.73%)
4,184	American Campus Communities, Inc.	109,401	132,884
11,350	Associated Estates Realty Corp.	159,722	173,541
930	AvalonBay Communities, Inc.	76,173	104,672

		345,296	411,097

	Retail REITs (1.77%)
1,550	Simon Property Group, Inc.	124,048	154,210

	Specialized REITs (13.40%)
2,395	Alexandria Real Estate Equities, Inc.[3]	157,287	175,458
3,100	Chesapeake Lodging Trust[3]	56,340	58,311
3,000	Chesapeake Lodging Trust[3,4,5]	56,400	55,290
2,450	Entertainment Properties Trust	93,424	113,312
5,800	LaSalle Hotel Properties	129,765	153,120
7,400	Pebblebrook Hotel Trust	143,724	150,368
1,600	Public Storage	139,065	162,272
18,900	U-Store-It Trust	147,752	180,117
2,220	Ventas, Inc.	100,306	116,506

		1,024,063	1,164,754

Total Financials		3,308,459	3,917,993

Health Care (7.74%)
	Health Care Facilities (7.74%)
3,542	Assisted Living Concepts, Inc.[1]	102,521	115,221
10,130	Brookdale Senior Living, Inc.[1]	179,009	216,884
28,550	Capital Senior Living Corp.[1]	143,293	191,285
7,600	Emeritus Corp.[1]	147,623	149,796

Total Health Care		572,446	673,186

Industrials (4.43%)
	Building Products (2.46%)
2,100	Armstrong World Industries, Inc. [1]	43,796	90,300
3,950	Owens Corning, Inc.[1]	98,545	123,042

		142,341	213,342

	Construction & Engineering (0.91%)
2,830	AECOM Technology Corp.[1]	76,333	79,155

	Research & Consulting Services (1.06%)
1,603	CoStar Group, Inc.[1]	81,992	92,269

Total Industrials		300,666	384,766

Information Technology (4.40%)
	Application Software (2.95%)
8,296	RealPage, Inc.[1]	159,298	256,595

	IT Consulting & Other Services (1.45%)
1,545	Equinix, Inc.[1,3]	153,060	125,547

Total Information Technology		312,358	382,142

Telecommunication Services (4.18%)
	Wireless Telecommunication Services (4.18%)
2,900	American Tower Corp., Cl A1	128,490	149,756
5,225	SBA Communications Corp., Cl A1	184,893	213,911

Total Telecommunication Services		313,383	363,667

See Notes to Financial Statements.	15

Baron Real Estate Fund	December 31, 2010

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2010

Shares		Cost	Value
Common Stocks (continued)
Utilities (1.76%)
	Electric Utilities (1.76%)
7,250	Brookfield Infrastructure Partners LP2	$122,809	$152,613

Total Common Stocks		6,970,969	8,368,293

Principal Amount
Short Term Investments (2.81%)
$244,045	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2010, 0.04% due 01/03/2011; Proceeds at maturity - $244,046; (Fully collateralized by U.S. Treasury Note, 2.125% due 12/31/2015; Market value - $260,975)[5]	244,045	244,045

Total Investments (99.08%)		$7,215,014	8,612,338

Cash and Other Assets Less Liabilities (0.92%)			80,012

Net Assets			$8,692,350

Retail Shares (Equivalent to $12.66 per share based on 432,489 shares outstanding)			$5,473,834

Institutional Shares (Equivalent to $12.69 per share based on 253,649 shares outstanding)			$3,218,516

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]

At December 31, 2010, the market value of restricted and fair valued securities amounted to $55,290 or 0.64% of net assets. All of these securities are deemed liquid. See Note 6 regarding restricted securities.

[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.

16	See Notes to Financial Statements.

December 31, 2010	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at cost	$1,153,689,820	$59,999,399	$38,121,654	$7,215,014
Foreign currency, at cost	—	—	505,530	—

Investments in securities, at value	$1,721,275,942	$90,735,051	$53,531,777	$8,612,338
Foreign currency, at value	—	—	535,368	—
Receivable for shares sold	2,041,606	5,551	78,652	53,451
Dividends and interest receivable	436,000	34,701	68,541	14,173
Prepaid expenses	151,077	159	70	—
Due from investment adviser	—	—	—	32,833

	1,723,904,625	90,775,462	54,214,408	8,712,795

Liabilities:
Payable for borrowings against line of credit	347,500,000	—	—	—
Payable for securities purchased	2,571,890	—	172,379	—
Payable for shares redeemed	1,460,884	730	—	—
Payable for collateral on loaned securities	—	—	1,280,000	—
Distribution fees payable (Note 4)	978	581	444	481
Investment advisory fees payable (Note 4)	197	847	907	—
Accrued expenses and other payables	568,451	30,917	26,636	19,964

	352,102,400	33,075	1,480,366	20,445

Net Assets	$1,371,802,225	$90,742,387	$52,734,042	$8,692,350

Net Assets consist of:
Paid-in capital	$1,431,653,445	$76,649,578	$36,366,248	$7,169,332
Accumulated net investment income (loss)	(204,698)	—	181,403	3,839
Accumulated net realized gain (loss) on investments and foreign currency transactions	(627,232,644)	(16,642,843)	745,765	121,855
Net unrealized appreciation of investments and foreign currency translations	567,586,122	30,735,652	15,440,626	1,397,324

Net Assets	$1,371,802,225	$90,742,387	$52,734,042	$8,692,350

Retail Shares:
Net Assets	$1,251,912,829	$46,385,376	$15,337,532	$5,473,834

Shares Outstanding ($0.01 par value; indefinite shares authorized)	60,847,931	4,709,277	886,987	432,489

Net Asset Value Per Share	$20.57	$9.85	$17.29	$12.66

Institutional Shares:
Net Assets	$119,889,396	$44,357,011	$37,396,510	$3,218,516

Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,803,391	4,488,831	2,153,789	253,649

Net Asset Value Per Share	$20.66	$9.88	$17.36	$12.69

See Notes to Financial Statements.	17

Baron Select Funds	December 31, 2010

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends	$15,350,393	$670,529	$542,495	$85,542
Interest	340,798	263,014	490	112
Securities lending income	—	—	93,948	—
Foreign taxes withheld on dividends	(115,963)	(6,153)	(26,807)	(442)

Total income	15,575,228	927,390	610,126	85,212

Expenses:
Investment advisory fees (Note 4)	13,090,699	782,706	390,256	57,539
Distribution fees — Retail Shares (Note 4)	2,878,107	99,170	28,900	9,481
Shareholder servicing agent fees and expenses — Retail Shares	366,190	22,474	16,473	14,977
Shareholder servicing agent fees and expenses — Institutional Shares	36,053	9,901	8,988	9,089
Reports to shareholders	582,671	5,975	882	2,544
Professional fees	82,647	33,941	35,270	35,515
Registration and filing fees	50,489	24,909	35,737	65,039
Custodian fees	65,497	26,230	41,254	27,101
Administration fees	26,505	26,391	26,402	26,503
Trustee fees and expenses	86,683	5,331	2,648	471
Line of credit fees	230,612	—	—	—
Insurance expense	29,158	964	668	58
Miscellaneous expenses	797	1,773	2,011	198

Total operating expenses	17,526,108	1,039,765	589,489	248,515
Interest expense	4,434,446	—	—	—

Total expenses	21,960,554	1,039,765	589,489	248,515
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(46,395)	(30,589)	(113,802)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(33,223)	(42,180)	(61,939)

Net expenses	21,960,554	960,147	516,720	72,774

Net investment income (loss)	(6,385,326)	(32,757)	93,406	12,438

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	96,863,710	3,789,812	937,970	111,960
Foreign currency transactions	(204,698)	(45,735)	(64,431)	15
Net change in unrealized appreciation (depreciation) of:
Investments	267,145,354	14,908,861	8,354,972 [1]	1,397,324
Foreign currency translations	—	—	45,894	—

Net gain on investments	363,804,366	18,652,938	9,274,405	1,509,299

Net increase in net assets resulting from operations	$357,419,040	$18,620,181	$9,367,811	$1,521,737

[1]	Net of change in accrued foreign capital gains tax of $(631).

18	See Notes to Financial Statements.

December 31, 2010	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2010

	Baron Partners Fund		Baron Focused Growth Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(6,385,326)	$(4,180,882)	$(32,757)	$1,147,084
Net realized gain (loss)	96,659,012	(77,229,085)	3,744,077	(910,428)
Net change in unrealized appreciation	267,145,354	406,157,253	14,908,861	19,097,442

Increase in net assets resulting from operations	357,419,040	324,747,286	18,620,181	19,334,098

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(1,488,122)	(642,945)
Net investment income — Institutional Shares	—	—	(1,414,220)	(507,863)
Net realized gain on investments — Retail Shares	—	—	—	—
Net realized gain on investments — Institutional Shares	—	—	—	—
Return of capital — Retail Shares	—	—	—	(637,842)
Return of capital — Institutional Shares	—	—	—	(503,832)

Decrease in net assets from distributions to shareholders	—	—	(2,902,342)	(2,292,482)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	127,303,615	188,188,917	4,023,830	3,844,910
Proceeds from the sale of shares — Institutional Shares	33,295,847	163,722,457	1,488,854	31,725,608
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	1,387,261	1,202,142
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	1,404,261	1,011,694
Cost of shares redeemed — Retail Shares	(443,431,776)	(743,836,296)	(6,817,657)	(37,625,256)
Cost of shares redeemed — Institutional Shares	(110,570,717)	(26,330,957)	(2,963,628)	(153)

Increase (decrease) in net assets derived from capital share transactions	(393,403,031)	(418,255,879)	(1,477,079)	158,945

Increase (decrease) in net assets	(35,983,991)	(93,508,593)	14,240,760	17,200,561

Net Assets:
Beginning of year	1,407,786,216	1,501,294,809	76,501,627	59,301,066

End of year	$1,371,802,225	$1,407,786,216	$90,742,387	$76,501,627

Accumulated net investment loss at end of year	$(204,698)	$(46)	$—	$(10)

Capital share transactions — Retail Shares:
Shares sold	7,346,426	15,270,630	458,290	560,170
Shares issued in reinvestment of distributions	—	—	146,490	145,714
Shares redeemed	(26,399,948)	(58,467,618)	(798,436)	(5,260,483)

Net decrease	(19,053,522)	(43,196,988)	(193,656)	(4,554,599)

Capital share transactions — Institutional Shares:
Shares sold	1,978,755	11,883,097	169,546	4,369,990
Shares issued in reinvestment of distributions	—	—	147,817	122,630
Shares redeemed	(6,297,610)	(1,760,851)	(321,133)	(19)

Net increase (decrease)	(4,318,855)	10,122,246	(3,770)	4,492,601

See Notes to Financial Statements.	19

Baron Select Funds	December 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

DECEMBER 31, 2010

	Baron International Growth Fund		Baron Real Estate Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$93,406	$5,979	$12,438
Net realized gain	873,539	1,269,245	111,975
Net change in unrealized appreciation	8,400,866	7,039,760	1,397,324

Increase in net assets resulting from operations	9,367,811	8,314,984	1,521,737

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—
Net investment income — Institutional Shares	—	—	—
Net realized gain on investments — Retail Shares	(164,017)	(206,238)	—
Net realized gain on investments — Institutional Shares	(402,971)	(550,122)	—
Return of capital — Retail Shares	—	—	—
Return of capital — Institutional Shares	—	—	—

Decrease in net assets from distributions to shareholders	(566,988)	(756,360)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	8,010,189	22,955,174	5,395,141
Proceeds from the sale of shares — Institutional Shares	8,626,269	17,305,249	2,663,989
Net asset value of shares issued in reinvestment of distributions — Retail Shares	162,095	205,235	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	402,971	550,121	—
Cost of shares redeemed — Retail Shares	(3,707,694)	(18,095,505)	(888,517)
Cost of shares redeemed — Institutional Shares	(39,509)	—	—

Increase in net assets derived from capital share transactions	13,454,321	22,920,274	7,170,613

Increase in net assets	22,255,144	30,478,898	8,692,350

Net Assets:
Beginning of year	30,478,898	—	—

End of year	$52,734,042	$30,478,898	$8,692,350

Undistributed net investment income (loss) at end of year	$181,403	$(37,208)	$3,839

Capital share transactions — Retail Shares:
Shares sold	533,701	2,168,079	513,533
Shares issued in reinvestment of distributions	10,539	14,504	—
Shares redeemed	(248,636)	(1,591,200)	(81,044)

Net increase	295,604	591,383	432,489

Capital share transactions — Institutional Shares:
Shares sold	563,646	1,528,116	253,649
Shares issued in reinvestment of distributions	26,099	38,823	—
Shares redeemed	(2,895)	—	—

Net increase	586,850	1,566,939	253,649

20	See Notes to Financial Statements.

December 31, 2010	Baron Select Funds

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided from Operating Activities:
Net increase in net assets from operations	$357,419,040
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of portfolio securities	(249,677,004)
Proceeds from sales of portfolio securities	583,234,055
Net purchases, sales and maturities of short-term investments	(133,335)
Decrease in dividends and interest receivable	98,498
Increase in other assets	(71,110)
Decrease in accrued expenses	(43,413)
Net realized gain on investments	(96,863,710)
Net change in net unrealized appreciation of investments	(267,145,354)
Other increase	260,825

Net cash provided by operating activities	327,078,492

Cash Used from Financing Activities:
Proceeds from shares sold	159,677,056
Payment for shares redeemed	(557,807,729)
Increase in payable for borrowings against line of credit	71,000,000

Net cash used in financing activities	(327,130,673)

Net decrease in cash	(52,181)
Cash beginning of year	52,181

Cash end of year	$—

Supplemental cash flow information:
Interest paid	$4,525,370

See Notes to Financial Statements.	21

Baron Select Funds	December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers five series (individually a “Fund” and collectively the “Funds”): Baron Partners Fund, Baron Focused Growth Fund (effective December 31, 2010, Baron Retirement Income Fund was renamed Baron Focused Growth Fund) and Baron Real Estate Fund, which are non-diversified; and Baron International Growth Fund and Baron Emerging Markets Fund, which are diversified. Baron Emerging Markets Fund commenced trading operations on January 1, 2011 and, therefore, is not included in this report. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund and Baron Emerging Markets Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Investment income, realized and unrealized gains or losses on investment and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992, under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a Delaware statutory trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996, under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Real Estate Fund commenced trading operations on January 1, 2010.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of regular session trading (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open for trading. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing

December 31, 2010	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At December 31, 2010, Baron International Growth Fund had securities on loan with a value of $1,176,000 and held $1,280,000 of short-term investments as collateral for these loans. For the year ended December 31, 2010, Baron International Growth Fund had securities lending income of $93,948 which is included in the Statements of Operations.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

Baron Select Funds	December 31, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2010 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$252,248,894	$571,012,137
Baron Focused Growth Fund	18,514,371	21,896,114
Baron International Growth Fund	23,707,366	11,723,823
Baron Real Estate Fund	9,995,996	3,092,228

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. For Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund and Baron Real Estate Fund, the Adviser has contractually agreed to reduce its fee, until December 31, 2011, to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.45%, 1.35%, 1.50% and 1.35% of average daily net assets of the Retail Shares, and 1.20%, 1.10%, 1.25% and 1.10% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit provided by a syndicate of banks (including the Custodian) in the amount of $350 million. A commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 23, 2011. Baron Partners Fund may borrow up to the lesser of $350 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Libor rate plus a margin of 1.25%. For the year ended December 31, 2010, interest expense incurred on these loans amounted to $4,434,446.

December 31, 2010	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

5. LINE OF CREDIT (Continued)

During the year ended December 31, 2010, Baron Partners Fund had an average daily balance on the line of credit of $291.2 million at a weighted average interest rate of 1.52%. At December 31, 2010, Baron Partners Fund had an outstanding loan in the amount of $347,500,000.

6. RESTRICTED SECURITIES

At December 31, 2010, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2010, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
Name of Issuer	Acquisition Date	Value
Private Equity Investments
Kerzner International Holdings, Ltd., Cl A	9/27/06	$7,800,000
Windy City Investments Holdings LLC	11/13/07	22,856,987

Total Restricted Securities:
(Cost $77,319,447) (2.24% of Net Assets)		$30,656,987

	Baron Real Estate Fund
Name of Issuer	Acquisition Date	Value
Common Stock
Chesapeake Lodging Trust
(Cost $56,400) (0.64% of Net Assets)	1/21/10	$55,290

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;
•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

Baron Select Funds	December 31, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,690,485,620	$—	$—	$1,690,485,620
Private Equity Investments†	—	—	30,656,987	30,656,987
Short Term Investments	—	133,335	—	133,335

Total Investments	$1,690,485,620	$133,335	$30,656,987	$1,721,275,942

	Baron Focused Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$89,944,650	$—	$—	$89,944,650
Short Term Investments	—	790,401	—	790,401

Total Investments	$89,944,650	$790,401	$—	$90,735,051

	Baron International Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$34,125,620	$15,371,905	$—	$49,497,525
Short Term Investments	—	4,034,252	—	4,034,252

Total Investments	$34,125,620	$19,406,157	$—	$53,531,777

The fair value of Level 2 investments at 12/31/09 was $19,174,653. $12,744,136 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to the lack of significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

†	See Statements of Net Assets for additional detailed categorizations.

December 31, 2010	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$8,313,003	$55,290	$—	$8,368,293
Short Term Investments	—	244,045	—	244,045

Total Investments	$8,313,003	$299,335	$—	$8,612,338

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
Investments in Securities	Balance as of December 31, 2009	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2010	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2010
Private Equity Investments
Consumer Discretionary	$15,600,000	$—	$—	$(7,800,000)	$—	$—	$—	$7,800,000	$(7,800,000)
Financials	18,044,989	—	—	4,811,998	—	—	—	22,856,987	4,811,998

Total	$33,644,989	$—	$—	$(2,988,002)	$—	$—	$—	$30,656,987	$(2,988,002)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency gains and losses, income from passive foreign investment corporations, partnership basis adjustments and net investment loss. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2010, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of overdistributions, net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Accumulated Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-In Capital
Baron Partners Fund	$6,180,674	$136,136	$(6,316,810)
Baron Focused Growth Fund	2,935,109	45,734	(2,980,843)
Baron International Growth Fund	125,205	(125,205)	—
Baron Real Estate Fund	(8,599)	9,880	(1,281)

Baron Select Funds	December 31, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2010, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Cost of investments	$1,157,690,694	$59,999,399	$38,285,357	$7,236,491

Gross tax unrealized appreciation	613,159,311	30,937,710	16,163,197	1,404,470
Gross tax unrealized depreciation	(49,574,063)	(202,058)	(916,777)	(28,623)

Net tax unrealized appreciation	563,585,248	30,735,652	15,246,420	1,375,847
Net tax unrealized currency appreciation	—	—	30,503	—
Undistributed ordinary income	—	—	377,316	143,523
Undistributed net realized gain	—	—	713,555	3,648
Post October capital/currency loss deferral	(204,698)	—	—	—
Capital loss carryforwards	(623,231,770)	(16,642,843)	—	—
Paid-in capital	1,431,653,445	76,649,578	36,366,248	7,169,332

Net Assets	$1,371,802,225	$90,742,387	$52,734,042	$8,692,350

As of December 31, 2010, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
December 31, 2016	$288,564,591	$2,686,495	$—	$—
December 31, 2017	334,667,179	13,956,348	—	—

	$623,231,770	$16,642,843	$—	$—

Capital loss carryforward utilized during the year ended December 31, 2010	$96,873,583	$3,491,293	$—	$—

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31, 2010			Year Ended December 31, 2009
Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$—	$—
Baron Focused Growth Fund	2,902,342	—	—	1,150,808	—	1,141,674
Baron International Growth Fund	566,988	—	—	756,360	—	—
Baron Real Estate Fund	—	—	—	N/A	N/A	N/A

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2010, the Funds did not have any unrecognized tax benefits. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

December 31, 2010	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

Baron Partners Fund is required to pay U.S. federal income tax (currently, at a maximum rate of 35%) on its “net built-in gain” attributable to certain assets of Baron Capital Partners, L.P. (the predecessor partnership of Baron Partners Fund), to the extent that any such net built-in gain is realized during the ten-year period beginning on the date of the conversion of the predecessor partnership into the Fund. The Fund holds two securities at December 31, 2010 with a market value of $22,190,250 which may be subject to the tax on net-built-in gain and reimbursement by the Adviser. The net built-in gain on these securities unrealized as of December 31, 2010 was $3,878,600.

9. MANAGEMENT OWNERSHIP

As of December 31, 2010, the officers and trustees owned, directly or indirectly, 45.23% of Baron Focused Growth Fund, 53.30% of Baron International Growth Fund and 47.05% of Baron Real Estate Fund. As a result of their ownership, the officers and trustees may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund and Baron Real Estate Fund shareholders.

Baron Select Funds	December 31, 2010

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES								INSTITUTIONAL SHARES
	Year Ended December 31,								Year Ended December 31,
	2010	2009	2008	2007	2006	2005	2004	2003[1]	2010	2009[6]

Net asset value, beginning of year	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$10.00	$15.66	$12.66

Income (loss) from investment operations:
Net investment loss	(0.09)[2]	(0.04)[2]	(0.09)[2]	(0.21)[2]	(0.16)[2]	(0.13)	(0.06)	(0.10)	(0.06)[2]	(0.03)[2]
Net realized and unrealized gain (loss) on investments	5.02	3.48	(10.74)	2.74	4.13	2.49	5.17	3.63	5.06	3.03

Total from investment operations	4.93	3.44	(10.83)	2.53	3.97	2.36	5.11	3.53	5.00	3.00

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00

Total distributions	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00

Net asset value, end of year	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$20.66	$15.66

Total return	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%	42.35%	35.76%[3]	31.93%	23.70%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0	$632.7	$164.3	$119.9	$158.5

Ratio of total expenses to average net assets	1.71%	1.51%	1.86%[5]	1.88%[5]	1.77%	1.62%	1.46%	1.77%[4]	1.45%	1.38%[4]
Less: Ratio of interest expense to average net assets	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%	(0.12)%	(0.37)%[4]	(0.34)%	(0.21)%[4]

Ratio of net operating expenses to average net assets	1.37%	1.41%	1.35%	1.31%	1.32%	1. 35%	1.34%	1.40%[4]	1.11%	1.17%[4]

Ratio of net investment loss to average net assets	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%	(0.83)%	(1.39)%[4]	(0.36)%	(0.31)%[4]

Portfolio turnover rate	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%	57.77%	36.67%[3]	15.85%	32.43%

[1]	For the period April 30, 2003 (commencement of operations) to December 31, 2003.
[2]	Based on average shares outstanding.
[3]	Not Annualized.
[4]	Annualized.
[5]	Benefit of expense reduction rounds to less than 0.01%.
[6]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

30	See Notes to Financial Statements.

December 31, 2010	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES			INSTITUTIONAL SHARES
	Year Ended December 31,			Year Ended December 31,
	2010	2009	2008[1]	2010	2009[7]

Net asset value, beginning of year	$8.14	$6.27	$10.00	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[2]	0.12 [2]	0.00 [2,3]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	2.05	2.00	(3.33)	2.05	1.45

Total from investment operations	2.04	2.12	(3.33)	2.06	1.52

Less distributions to shareholders from:
Net investment income	(0.33)	(0.13)	0.00	(0.33)	(0.13)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	(0.12)	(0.40)	0.00	(0.12)

Total distributions	(0.33)	(0.25)	(0.40)	(0.33)	(0.25)

Net asset value, end of year	$9.85	$8.14	$6.27	$9.88	$8.15

Total return	25.17%[5]	33.77%[5]	(33.11)%[4,5]	25.39%[5]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$46.4	$39.9	$59.3	$44.3	$36.6

Ratio of operating expenses to average net assets	1.47%	1.52%	1.54%[6]	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	(0.12)%	(0.17)%	(0.19)%[6]	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%[6]	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	(0.16)%	1.81%	0.01%[6]	0.08%	1.63%[6]

Portfolio turnover rate	24.08%	34.76%	35.43%[4]	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[6]	Annualized.
[7]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2010

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES		INSTITUTIONAL SHARES
	Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009[5]

Net asset value, beginning of year	$14.11	$10.00	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.04 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain on investments	3.38	4.43	3.39	3.38

Total from investment operations	3.39	4.47	3.44	3.36

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.21)	(0.36)	(0.21)	(0.36)

Total distributions	(0.21)	(0.36)	(0.21)	(0.36)

Net asset value, end of year	$17.29	$14.11	$17.36	$14.13

Total return	24.22%[2]	44.69%[2]	24.54%[2]	30.18%[2,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$15.3	$8.4	$37.4	$22.1

Ratio of operating expenses to average net assets	1.76%	2.33%	1.40%	1.89%[3]
Less: Reimbursement of expenses by Adviser	(0.26)%	(0.83)%	(0.15)%	(0.64)%[3]

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.25%	1.25%[3]

Ratio of net investment income (loss) to average net assets	0.07%	0.38%	0.31%	(0.29)%[3]

Portfolio turnover rate	32.70%	53.94%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Annualized.
[4]	Not annualized.
[5]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

32	See Notes to Financial Statements.

December 31, 2010	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES	INSTITUTIONAL SHARES
	Year Ended December 31, 2010	Year Ended December 31, 2010

Net asset value, beginning of year	$10.00	$10.00

Income from investment operations:
Net investment income	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	2.64	2.65

Total from investment operations	2.66	2.69

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of year	$12.66	$12.69

Total return	26.60%[2]	26.90%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$5.5	$3.2

Ratio of operating expenses to average net assets	4.35%	4.26%
Less: Reimbursement of expenses by Adviser	(3.00)%	(3.16)%

Ratio of net operating expenses to average net assets	1.35%	1.10%

Ratio of net investment income to average net assets	0.14%	0.36%

Portfolio turnover rate	58.03%	58.03%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Baron Select Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of Baron Partners Fund, Baron Focused Growth Fund (formerly, Baron Retirement Income Fund), Baron International Growth Fund and Baron Real Estate Fund (four of the portfolios constituting the Baron Select Funds and hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations, the changes in each of their net assets, the cash flows of Baron Partners Fund and the financial highlights, for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2011

December 31, 2010	Baron Select Funds

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20101

	Actual Total Return	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares[2]	31.19%	$1,000.00	$1,311.90	1.76%	$10.26
Baron Partners Fund — Institutional Shares[2]	31.42%	$1,000.00	$1,314.20	1.49%	$8.69
Baron Focused Growth Fund — Retail Shares	26.10%	$1,000.00	$1,261.00	1.35%	$7.69
Baron Focused Growth Fund — Institutional Shares	26.16%	$1,000.00	$1,261.60	1.10%	$6.27
Baron International Growth Fund — Retail Shares	31.00%	$1,000.00	$1,310.00	1.50%	$8.73
Baron International Growth Fund — Institutional Shares	31.13%	$1,000.00	$1,311.30	1.25%	$7.28
Baron Real Estate Fund — Retail Shares	28.66%	$1,000.00	$1,286.60	1.35%	$7.78
Baron Real Estate Fund — Institutional Shares	28.83%	$1,000.00	$1,288.30	1.10%	$6.34

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2010

	Hypothetical Annualized Total Return	Beginning Account Value December 31, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares[2]	5.00%	$1,000.00	$1,016.33	1.76%	$8.94
Baron Partners Fund — Institutional Shares[2]	5.00%	$1,000.00	$1,017.69	1.49%	$7.58
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	1.35%	$6.87
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	1.10%	$5.60
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	1.50%	$7.63
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	1.35%	$6.87
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	1.10%	$5.60

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.

[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2010, includes 1.37% and 1.11% for net operating expenses and 0.39% and 0.38% for interest expense for the Retail and Institutional Shares, respectively.

[3]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Baron Select Funds	December 31, 2010

TAX INFORMATION (UNAUDITED)

We are required by the Internal Revenue Code to advise you within 60 days of the Funds’ fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended December 31, 2010, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1]	Long-Term Capital Gain[2]
Baron Partners Fund	$—	$—
Baron Focused Growth Fund	2,902,342	—
Baron International Growth Fund	566,988	—
Baron Real Estate Fund	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 15% for individuals.

Of the total ordinary income distributions paid by Baron Focused Growth Fund and Baron International Growth Fund, 23.09% and 0.00%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron International Growth Fund, 0.73% qualifies for the Corporate Dividends Received Deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2010. The information necessary to complete your income tax return for the calendar year ended December 31, 2010 will be listed on the Form 1099-DIV which will be mailed to you in January.

December 31, 2010	Baron Select Funds

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustee’s (the “Board”) role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of two trustees who are not affiliated with the Adviser (“Independent Trustees”)) meets regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the fund, and to rely on certain exemptive rules under the 1940 Act, a majority of a fund’s trustees must not be interested persons of the fund. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the trustees who are not interested persons of the fund. Currently, six of the Trustees are Independent Trustees. Linda Martinson was elected Chairman of the Baron Funds in October 2010. Prior to that, Charles Mathewson served as Chairman. Linda Martinson is an interested person of the Trust (“Interested Trustee”), and the Independent Trustees have designated two lead Independent Trustees who chair meetings or executive sessions of the Independent Trustees, review and comment on Board meeting agendas, represent the views of the Independent Trustees to management and facilitate communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated two lead Independent Trustees to function as described above is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds’ website, www.BaronFunds.com.

Baron Select Funds	December 31, 2010

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 67	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	7 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	10	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 55	Chairman, President, Chief Operating Officer and Trustee	7 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); Chairman (10/10-Present) President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; Chairman (10/10-Present) President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-06/07): Baron Capital Funds Trust.	10	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 75	Trustee	7 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1985-1998).

December 31, 2010	Baron Select Funds

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years
Independent Trustees (continued)

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 82	Trustee	7 years	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-10/10); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 76	Trustee	7 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lighning Protection Systems, LLC (10/06-Present); Director: COMPETExRM (2009-Present).	10	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 67	Trustee	7 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 60	Trustee	7 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Suite 1975 Los Angeles, CA 90067 Age: 55	Trustee	4 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	10	Chairman: Tropicana Las Vegas (2009-Present); Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Baron Select Funds	December 31, 2010

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years
Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 51	Senior Vice President and Portfolio Manager	7 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	10	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President and Chief Compliance Officer	6 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009), Baron Capital Funds Trust (2003-06/07).	10	None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 42	Vice President, General Counsel and Secretary	3 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, (08/07-Present); Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	10	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 41	Senior Vice President and Portfolio Manager	7 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-2003); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	10	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 56	Vice President	7 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	10	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 49	Treasurer and Chief Financial Officer	7 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009), Baron Capital Funds Trust (1998-06/07).	10	None

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DEC10

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to Pricewaterhouse Coopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2010 and December 31, 2009:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with the statutory and regulatory filings or engagements:

	2010	2009
Baron Partners Fund	$42,250	$42,250
Baron Focused Growth Fund	$25,000	$25,000
Baron International Growth Fund	$25,000	$0
Baron Real Estate Fund	$22,500	N/A

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2010	2009
Baron Partners Fund	$0	$0
Baron Focused Growth Fund	$0	$0
Baron International Growth Fund	$0	$0
Baron Real Estate Fund	$0	N/A

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2010	2009
Baron Partners Fund	$5,400	$21,150
Baron Focused Growth Fund	$4,400	$31,700
Baron International Growth Fund	$4,400	$4,400
Baron Real Estate Fund	$0	N/A

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2010	2009
Baron Partners Fund	$0	$0
Baron Focused Growth Fund	$0	$0
Baron International Growth Fund	$0	$0
Baron Real Estate Fund	$0	N/A

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2010: $45,000

2009: $44,000

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: February 28, 2011

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: February 28, 2011